Acquisitions, divestment of product rights and out-licensing	12 Months Ended
Dec. 31, 2024
Business Combinations, Asset Acquisitions and Disposals [Abstract]
Acquisitions, divestment of product rights and out-licensing	Acquisitions, divestment of product rights and out-licensing
21.1 Acquisitions of businesses
Fair value of assets and liabilities arising from acquisition of businesses
During 2024 and 2022, acquisition of businesses included BELKIN Vision Ltd. and Aerie Pharmaceuticals Inc., respectively, described below. There were no acquisitions of businesses in 2023.
Surgical - Acquisition of BELKIN Vision Ltd.
On July 1, 2024, Alcon acquired 100% of the outstanding shares and equity of BELKIN as provided under the Agreement. This transaction complements Alcon’s existing Surgical portfolio in the treatment of glaucoma. The acquisition was accounted for as a business combination that resulted in goodwill of $20 million after the PPA of the consideration to the fair values of acquired assets and assumed liabilities. The total purchase consideration amounted to $92 million, including $20 million of previously-held FVOCI financial investments in BELKIN. Total cash paid at closing for the net identifiable assets recognized, net of cash acquired, was $61 million. Additional cash of $1 million was paid during the fourth quarter of 2024 and classified as a financing activity within the Consolidated Statement of Cash Flows.
Under the Agreement, there are additional amounts, up to $385 million, to be potentially paid upon achievement of certain commercial milestones if annual sales exceed defined targets within defined periods after closing. The contingent consideration recognized during the third quarter of 2024 totaled $6 million, which represents its fair value (Level 3) at the acquisition date.
The below table summarizes the PPA for the BELKIN business combination which was finalized in the third quarter of 2024.

($ millions)	Final PPA
Property, plant and equipment	1
Currently marketed products	75
Deferred tax assets	6
Inventories	3
Cash and cash equivalents	3
Other current assets	2
Deferred tax liabilities	(17)
Provisions and other current liabilities	(1)
Net identifiable assets acquired	72
Goodwill	20
Total purchase consideration	92
Acquired liquidity	(3)
Net assets recognized as a result of business combinations	89

Purchase consideration
Cash paid at closing	64
Cash expected to be paid after closing	2
Previously-held FVOCI financial investments	20
Contingent consideration	6
Total purchase consideration	92
The goodwill is primarily attributable to buyer-specific synergies and assembled workforce. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $1 million were recognized in Other expense in the 2024 Consolidated Income Statement and were reported in operating cash flows in the 2024 Consolidated Statement of Cash Flows.
Pro forma financial information is not presented for the BELKIN business acquisition as it is not material to the Consolidated Financial Statements.
Post-acquisition net sales and net loss attributable to BELKIN
For the period from the date of the BELKIN acquisition, July 1, 2024, through December 31, 2024, the acquired business increased Alcon's 2024 Net sales by $1 million and reduced Alcon's 2024 Net income by $4 million.
Vision care - Acquisition of Aerie Pharmaceuticals, Inc.
On November 21, 2022, Alcon acquired 100% of the outstanding shares and equity of Aerie, a pharmaceutical company focused on the discovery, development, manufacturing and commercialization of first-in-class ophthalmic therapies. The acquisition includes with the business among other assets, two commercial pharmaceutical ophthalmic eye drop products, Rocklatan and Rhopressa, as well as AR-15512, a Phase 3 product candidate for dry eye disease, and a pipeline of several ophthalmic pharmaceutical product candidates. This transaction helps bolster Alcon’s presence in the ocular health space with its portfolio of commercial products and development pipeline within the Vision Care reportable segment. Pursuant to the terms of the Agreement and Plan of Merger, Alcon paid $15.25 per share to acquire all outstanding shares of Aerie. The total purchase consideration amounted to $744 million and total cash paid for the net identifiable assets recognized, net of cash acquired, was $666 million.
The preliminary PPA for the Aerie acquisition was not finalized as of the date the 2022 financial statements were issued as the fair values of the acquired assets and assumed liabilities were provisional pending final measurement of the purchase consideration. Alcon's Consolidated Financial Statements as of December 31, 2022 reflected the allocation of the purchase price based on a preliminary fair value assessment of the assets acquired and liabilities assumed. The PPA was subsequently finalized during the third quarter of 2023 and resulted in the reversal of a tax reserve with a corresponding decrease in goodwill. The below table summarizes the final PPA for the Aerie business combination as of December 31, 2023.

($ millions)	Preliminary PPA	Measurement period adjustments	Final PPA
Property, plant and equipment	27	—	27
Right-of-use assets	29	—	29
Currently marketed products	850	—	850
Acquired in-process research & development	175	—	175
Deferred tax assets	189	—	189
Inventories	49	—	49
Trade receivables	70	—	70
Short-term investments	79	—	79
Cash and cash equivalents	78	—	78
Other assets	15	—	15
Lease liabilities	(27)	—	(27)
Deferred tax liabilities	(255)	—	(255)
Provisions and other non-current and current liabilities	(235)	—	(235)
Current income tax liabilities	(46)	44	(2)
Trade payables	(3)	—	(3)
Financial debts	(316)	—	(316)
Net identifiable assets acquired	679	44	723
Goodwill	65	(44)	21
Total purchase consideration	744	—	744
Acquired liquidity	(78)	—	(78)
Net assets recognized as a result of business combinations	666	—	666
Alcon retrospectively adjusted the provisional amounts that were recognized at acquisition date, resulting in Current income tax liabilities of $175 million and Goodwill of $8,926 million as of December 31, 2022.
The short-term investments were liquidated in 2022 subsequent to the acquisition.
Provisions and other non-current liabilities recognized at the Aerie acquisition date included a contingent liability related to uncertainty associated with potential contractual payment obligations tied to the assertion of certain third party patents in certain markets. During the third quarter of 2023, the contingent liability of $58 million was released and recognized in Other income following the resolution of the uncertainty.
The goodwill is attributable to assembled workforce and pharmaceutical research and development capabilities, including early stage compounds under development. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $20 million were recognized in Other expense in the 2022 Consolidated Income Statement and were reported in operating cash flows in the 2022 Consolidated Statement of Cash Flows.
Post-acquisition net sales and net loss attributable to Aerie
For the period from the date of the Aerie acquisition, November 21, 2022, through December 31, 2022, the acquired business increased Alcon's 2022 Net sales by $16 million and reduced Alcon's 2022 Net income by $32 million.
Unaudited Alcon consolidated pro forma net sales and net income
If the Aerie acquisition had occurred on January 1, 2022, unaudited consolidated pro forma net sales and net income for the twelve months ended December 31, 2022 would have been approximately $8,776 million and $192 million, respectively. This pro forma information is presented for illustrative purposes only and may not be indicative of the results of operations that would have actually occurred. In addition, future results may vary significantly from the results reflected in the pro forma information. These estimated amounts have been calculated using Aerie's results of operation beginning January 1, 2022 and adjusting them for:
•alignment of the accounting policies between Alcon and Aerie;
•additional amortization that would have been charged assuming the fair value adjustments to inventories and intangible assets had been applied from January 1, 2022;
•add back of interest expense from Aerie's convertible senior notes to pro forma net income assuming senior notes would have been repaid on January 1, 2022;
•additional interest expense that would have been recorded assuming the Series 2032 Notes and Series 2052 Notes were issued on January 1, 2022 to the extent the proceeds were used to refinance the 2022 Bridge Loan Facility;
•exclusion of Aerie's pre-acquisition transaction costs; and
•tax effects of the above adjustments.
21.2 Acquisitions of assets
During 2024, there were no acquisitions of assets recognized under IFRS 3, Business Combinations.
Acquisitions of assets in 2023 amounted to $2 million.
During 2022, cash paid for acquisitions of assets, net of cash acquired, was $485 million, the most significant of which was $477 million paid for Ivantis, Inc., described below.
The below table summarizes the PPA for asset acquisitions for the year ended December 31, 2022.

($ millions)	2022
Currently marketed products	385
Acquired in-process research & development	10
Other intangible assets (including software)	12
Deferred tax assets	57
Trade receivables	10
Inventory	16
Cash and cash equivalents	4
Other assets	6
Trade payables and other liabilities	(11)
Net identifiable assets acquired	489
Acquired liquidity	(4)
Net assets recognized as a result of asset acquisitions	485
Surgical - Acquisition of Ivantis, Inc.
On January 7, 2022, Alcon acquired 100% of the outstanding shares and equity of Ivantis, Inc., a privately-held, US-based company and manufacturer of the Hydrus Microstent, a MIGS device designed to lower intraocular pressure for open-angle glaucoma patients. The acquisition expands Alcon’s surgical portfolio and is expected to help provide a platform for more growth in the glaucoma space. Pursuant to the terms and subject to the conditions of the Option Agreement and Plan of Merger, as amended, Alcon agreed to pay total upfront consideration of $479 million and additional amounts to be potentially paid upon achievement of a development milestone and commercial milestones calculated as a percentage of sales in excess of defined targets. The commercial milestones were not achieved and expired in 2024.
The acquisition was accounted for as an asset acquisition rather than a business combination as substantially all of the fair value of the gross assets acquired is concentrated in the value of the Hydrus Microstent commercially marketed product intangible assets, being a group of identifiable assets. Consequently, a relative fair value approach was taken for allocating the consideration to the acquired assets and liabilities with no goodwill recognized.
During 2022, total cash paid for the acquisition, net of cash acquired, was $477 million. Direct acquisition costs of $2 million were capitalized.
21.3 Divestment of product rights and out-licensing in China
On October 17, 2024, Alcon closed on a set of definitive agreements to divest its rights in China in favor of Ocumension to Bion Tears and Tears Naturale (reported in Vision Care segment) and procedural eye drops (reported in Surgical segment). Under the terms of the agreements, Ocumension licensed the exclusive commercialization rights to Systane Ultra in China and development and commercialization rights to AR-15512 in China. In exchange, Alcon received up-front consideration of $116 million in the form of approximately 16.7% of the ordinary shares of Ocumension, which Alcon is holding as a strategic investment and was designated at the closing date as Financial assets valued at FVOCI (Level 1). Related transaction costs of $2 million were also capitalized. Alcon will also receive royalties and defined AR-15512 sales milestones. There are additional amounts, up to $50 million, to be potentially received upon achievement of certain commercial milestones.
With the exception of Systane Ultra, the transaction was accounted for during the fourth quarter of 2024 as a divestment of product rights resulting in a net gain of approximately $57 million recognized in Other income in the Consolidated Income Statement. The net carrying value of the divested rights in China was approximately $2 million.
For Systane Ultra, the transaction will be accounted for as a supply agreement over the 15-year licensing term. The current and non-current portions of the up-front consideration allocated to the supply agreement, which amounted to $2 million and $54 million, respectively, were recorded as deferred income on the Consolidated Balance Sheet and will be recognized as Other revenues over the licensing term. Royalty revenues will be recognized in Other revenues in the Consolidated Income Statement as they are earned.